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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of our report dated April 26, 1996 on our audit of the financial statements of Bagel & Bagel, Inc. and to all references to our firm included in or made a part of this registration statement on Form S-3.

                                                   /s/ MAYER HOFFMAN MCCANN L.C.
                                                   MAYER HOFFMAN MCCANN L.C.


Kansas City, Missouri
April 6, 1998